UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Lantana Place, L.L.C. (Seller), a Texas limited liability company and a wholly-owned subsidiary of Stratus Properties Inc. (Stratus), entered into an Agreement of Sale and Purchase, as amended (the Purchase Agreement), with Scripps CMH LLC, a Delaware limited liability company, as to an undivided 75.412% interest, and Lantana SRB LLC, a Wyoming limited liability company, as to an undivided 24.588% interest, as tenants-in-common (collectively, Purchaser), pursuant to which Seller agreed to sell to Purchaser the real and personal property associated with the retail component of Lantana Place (Lantana Place – Retail), for a purchase price of approximately $57.4 million. The Purchase Agreement, pursuant to its terms, became binding on October 17, 2025, upon the agreement by Seller and Purchaser to the final form of a development agreement (the Development Agreement), as discussed below. Subject to the satisfaction of closing conditions, the sale is expected to close in the fourth quarter of 2025. Using the proceeds from the sale, Stratus expects to repay the project loan with an approximately $29.8 million principal balance as of September 30, 2025.

Lantana Place – Retail is part of Stratus’ mixed-use development project within the Lantana community south of Barton Creek in Austin, Texas. Lantana Place – Retail consists of a 99,377-square-foot retail space, including anchor tenant, Moviehouse & Eatery, and a ground lease for an AC Hotel by Marriott. Following the sale, Stratus will retain the property planned for an approximately 210-unit multi-family development project that is part of Lantana Place, which Stratus refers to as The Saint Julia. Stratus will also retain remaining entitlements for 160,000 square feet of commercial use on five acres in the Lantana community.

In connection with the Purchase Agreement, on October 17, 2025, Seller and Purchaser agreed to the final form of the Development Agreement, which the parties will execute and deliver at closing, subject to the consent of Purchaser’s lender. The Development Agreement will govern the development rights, obligations and restrictions of the parties related to the future development of The Saint Julia. The Purchase Agreement provided for an inspection period, which has expired.

Pursuant to the Purchase Agreement, Purchaser deposited $250,000 in earnest money in escrow toward the purchase price. The earnest money is nonrefundable to Purchaser, except in the event of a material default by Seller, and will be applied to the purchase price at closing. In the event of a default by Purchaser, Seller would retain the earnest money as liquidated damages in full satisfaction of Seller’s claims against Purchaser for any default.

The Purchase Agreement contains other covenants and termination provisions, and representations, warranties, and indemnities customary for transactions of this type. The closing of the sale is not subject to any financing condition.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, as amended, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference into this Item 1.01. The Purchase Agreement contains representations, warranties and covenants of the parties, which were made only for purposes of the Purchase Agreement as of the specific dates set forth therein, were made for the benefit of the other party and should not be relied upon by any other person. Such representations, warranties and covenants (i) are subject to limitations agreed upon among the parties (ii) have been qualified by schedules and exhibits, (iii) are subject to materiality standards that may differ from what may be viewed as material by investors, (iv) are made as of specified dates, and (v) may have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. Accordingly, the representations, warranties and covenants should not be relied upon as characterizations of the actual state of facts.

CAUTIONARY STATEMENT
This report contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact, including Stratus’ estimated pre-tax net cash proceeds from the sale of Lantana Place – Retail, and statements regarding whether and when the sale of Lantana Place – Retail will be completed. The words “anticipates,” “may,” “can,” “could,” “plans,” “believes,” “potential,” “possible,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, whether Stratus and Purchaser will satisfy their respective obligations and conditions to closing under the Purchase Agreement in the anticipated timeframe or at all, Stratus’ ability to implement its business strategy successfully, including its ability to develop, finance, construct and sell or lease properties on terms its Board considers acceptable, increases in operating and construction costs, including real estate taxes, maintenance and insurance costs, and the cost of building materials and labor, elevated inflation and interest rates, the effect of changes in tariffs and trade policies, including threatened tariffs, supply chain constraints, defaults by contractors and subcontractors, declines in the market value of Stratus’ assets, market conditions or corporate developments that could preclude, impair or delay any opportunities with respect to plans to sell, recapitalize or refinance properties, a decrease in the demand for real estate in select markets in Texas where Stratus operates, particularly in Austin, changes in economic, market, tax, business and geopolitical conditions, potential U.S. or local economic downturn or recession, Stratus’ ability to obtain various entitlements and permits, changes in laws, regulations or the regulatory environment affecting the development of real estate, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2024, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, each filed with the U.S. Securities and Exchange Commission.

Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience, or other changes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
10.1	Agreement of Sale and Purchase by and between Lantana Place, L.L.C., as seller, and Scripps CMH LLC and Lantana SRB LLC, as purchasers, dated as of September 3, 2025.
10.2	First Amendment to Agreement of Sale and Purchase by and between Lantana Place, L.L.C., as seller, and Scripps CMH LLC and Lantana SRB LLC, as purchasers, effective as of October 17, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:	/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and Chief Financial Officer (authorized signatory and Principal Financial Officer and Principal Accounting Officer)

Date: October 23, 2025